Exhibit 99.2

Depot. Different INVESTOR DAY MAY 16, 2018 1

SAFE HARBOR The Private Securities Litigation Reform Act of 1995, as amended, (the ?Act?) provides protection from liability in private lawsuits for ?forward-looking? statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. The company wants to take advantage of the ?safe harbor? provisions of the Act. Certain statements made during this presentation are forward-looking statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered forward-looking as referred to in the Act. Much of the information that looks towards future performance of the company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, operations and financial results in the future could differ materially and substantially from those discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in the company?s filings with the United States Securities and Exchange Commission (?SEC?). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The company?s SEC filings are readily obtainable at no charge at www.sec.gov and at the company?s website at investor.officedepot.com. During portions of today?s presentation, the company may refer to results which are not GAAP numbers. A reconciliation of GAAP to non-GAAP measures is available on the Office Depot website at investor.officedepot.com. The company?s outlook for 2018 includes non-GAAP measures, such as adjusted operating income and adjusted diluted earnings per share, which excludes charges or credits not indicative of core operations, which may include but not be limited to merger integration expenses, restructuring charges, acquisition-related costs, asset impairments, and other significant items that currently cannot be predicted. The exact amount of these charges or credits are not currently determinable, but may be significant. Accordingly, the company is unable to provide equivalent reconciliations from GAAP to non-GAAP for these financial measures. 2

REGISTRATION Gerry Smith Leveraging the Omni-Channel Platform for Sustainable Growth Jerri DeVard Creating a Customer-Focused Services Company Janet Schijns Optimizing Our Solution to Drive Growth BREAK Steve Calkins Focusing on the Core: Winning in BSD AGENDA Dan Stone Capturing the Technology Services Opportunity Kevin Moffitt Leveraging the Last-Mile Advantage: Retail?s Path to Growth BREAK Joe Lower Sustainable Growth & Strong Cash Generation Gerry Smith Where We Go From Here LUNCH Q&A WITH FULL EXECUTIVE TEAM EVENT ENDS 3

OMNI-CHANNEL LEVERAGING THE PLATFORM FOR SUSTAINABLE GROWTH Gerry Smith CEO 4

WHERE WE WERE ONE YEAR AGO 5 Years Declining Revenue / Unsustainable Profitability Core Products Business Services Operations Demand Generation BSD in decline ~7% of revenue No management system Analog marketing -1980s Declining store traffic No strategic focus Neglected infrastructure Not customer centric Lack of customer focus Limited expertise No focus on COGS/FCF Lack of ROI discipline 5

6 450M+ OMNI-CHANNEL CUSTOMER IMPRESSIONS 200K ENTERPRISE ACCOUNTS 50+% OF SCHOOL DISTRICTS IN USA 28.6M ANNUAL ACTIVE CUSTOMERS ASSETS CUSTOMERS 20TH LARGEST SUPPLY CHAIN IN NORTH AMERICA 40,000+ DEDICATED EMPLOYEES ~1,400 RETAIL LOCATIONS IN NORTH AMERICA $10+ BILLION IN OMNI-CHANNEL REVENUE 1,800+ SALES PROFESSIONALS 98.5% DELIVER TO PRIVATE LABEL BRANDS ~ 5.9 MILLION BUSINESSES ARE WITHIN 3 MILES OF OUR STORES SMALL & MEDIUM COMPELLING REACH OF US POPULATION NEXT-DAY

7 THE POWER OF OFFICE DEPOT 450M+ OMNI-CHANNEL CUSTOMER IMPRESSIONS 200K ENTERPRISE ACCOUNTS 50+% OF SCHOOL DISTRICTS IN USA 28.6M ANNUAL ACTIVE CUSTOMERS 20TH LARGEST SUPPLY CHAIN IN NORTH AMERICA 40,000+ DEDICATED EMPLOYEES ~1,400 RETAIL LOCATIONS IN NORTH AMERICA $10+ BILLION IN OMNI-CHANNEL REVENUE 1,800+ SALES PROFESSIONALS 98.5% OF US POPULATION NEXT-DAY DELIVER TO PRIVATE LABEL BRANDS ~ 5.9 MILLION BUSINESSES ARE WITHIN 3 MILES OF OUR STORES SMALL & MEDIUM COMPELLING

8 TECHNOLOGY IS THE OFFICE SUPPLY OF THE FUTURE

9 CUSTOMERS 6,000+ EMPLOYEE TECHNICIANS 18 DELIVERY CENTERS 7M END USER DEVICES MANAGED 5.1M END USERS 97% OF REVENUE FROM REPEAT CUSTOMERS 6 TOP FORTUNE 500 OUT OF THE 10 15 CONSECUTIVE YEARS OF ANALYST ACCOLADES 100,000+ CERTIFICATIONS 11,000 ASSOCIATES $1B STABLE SALES REVENUE 450K SERVERS MANAGED ASSETS REACH 15 YEARS AVERAGE CLIENT RELATIONSHIPS

10 50,000+ DEDICATED EMPLOYEES BUILDING OUR BUSINESS SERVICES PLATFORM COMBINED POWER OF OFFICE DEPOT & COMPUCOM 6,000+ EMPLOYEE TECHNICIANS ~1,400 RETAIL LOCATIONS IN NORTH AMERICA ~ 5.9 MILLION BUSINESSES ARE WITHIN 3 MILES OF OUR STORES SMALL & MEDIUM 98.5% OF US POPULATION NEXT-DAY DELIVER TO 450M+ OMNI-CHANNEL CUSTOMER IMPRESSIONS

11 TRANSFORM our business Acquisition of CompuCom Digital demand generation Retail transformation UNIQUE OMNI-CHANNEL PLATFORM Deliver customer focused value through the integration of business services and products via an omni-channel platform DIFFERENTIATED STRATEGY STRENGTHEN our core Superior customer experience Low cost business model Product innovation DISRUPT for our future E2E Business Services Platform New routes to market Analytics Excellence / AI

12 POSITIONED TO COMPETE AND WIN IN LARGE & GROWING MARKETS $55B 1% CAGR $28B 6% CAGR $26B 4% CAGR $225 BILLION Office Products & Technology Device Technologies, Printers, Ink, Toner, Paper, Supplies, Furniture and More $116B -0.5% CAGR Cleaning & Breakroom Chemicals, Paper/Plastic Products, Accessories, and other Janitorial Business Services US SMB (&lt;1k employees) Business Services and Business Process Outsourcing Technology Solutions Managed Workplace Services, Network, Data Center, and Service Desk Outsourcing, and Infrastructure Utility Services Sources: IDC, ISSA, Gartner, and an interpolation of sources from NPD, IBIS, literature reviews, and Bain.

13 ASSEMBLED WORLD CLASS TEAM TO EXECUTE Gerry Smith CEO Steve Calkins BSD Dan Stone CompuCom Kevin Moffitt Retail Joe Lower Finance David Bleisch Legal & Admin Jerri DeVard Customer & Mktg John Gannfors Supply Chain Janet Schijns Merchandising & Services Todd Hale I/T

14 Core Products Business Services Operations Demand Generation ACTIONS WE ARE TAKING Focused Assortment/ SKU Reduction Variable Compensation Private Label & Partnership Workout/ Lean 6 Sigma Focus & Aligned Strategy Subscriptions Sales Cross-Selling Services & Products CompuCom Robust Management System Investment in Infrastructure Supply Chain Investments Cash & Cost Focus Analytics COE / AI Customer Segmentation Digital Media Higher ROI Vehicles WINNING EVERY DAY!

15 TRANSMISSION OF STRATEGY TO RESULTS Core Business Streamlined Operations Business Services Demand Generation (1) Free Cash Flow is defined throughout this presentation as operating cash flow from continuing operations less capital expenditures. Q1 Online Traffic +9% Q1 Customers +16% Biz Customers Q1 Revenue $2.8B EARLY EVIDENCE OF OUR SUCCESS Q1 Free Cash Flow(1) +$170M

16 Continue to grow customers RAISING GUIDANCE FOR 2018* TRANSMISSION OF STRATEGY TO RESULTS Core Business Streamlined Operations Business Services Demand Generation * The Company?s outlook for 2018 included in this presentation is for continuing operations only and includes non-GAAP measures, such as adjusted operating income, which excludes charges or credits not indicative of core operations, which may include but not be limited to merger integration expenses, restructuring charges, acquisition-related costs, executive transition costs, asset impairments and other significant items that currently cannot be predicted. The exact amount of these charges or credits are not currently determinable, but may be significant. Accordingly, the Company is unable to provide equivalent reconciliations from GAAP to non-GAAP for these financial measures. 2018 Revenue ~$10.8B 2018 Adj. Operating Income ~$360M 2018 Free Cash Flow ~$350M

17 POSITIONED FOR SUSTAINABLE, PROFITABLE LONG-TERM GROWTH BUSINESS SERVICES PLATFORM Leading Supply Chain Digital Demand Generation Omni-Channel Expertise Deep Sustainable Customer Relationships END TO END MARKETPLACE FOR SERVICES AND PRODUCTS Nationwide Footprint 28.6M ACTIVE USERS ACROSS OUR BUSINESS PLATFORM Core Business Streamlined Operations Business Services Demand Generation WE WILL CONTINUE TO PARTNER AND GROW THE PLATFORM

18 Jerri DeVard Customer & Marketing CREATING A CUSTOMER SERVICES COMPANY FOCUSED

19 THE STATE OF SEPTEMBER 2017 MARKETING

20 WE WERE COMFORTABLE BEING COMPLACENT

21 WE WERE AFRAID TO LET GO OF WHAT WORKED IN THE PAST

22 We were afraid to let go of what worked in the past WE BATTLED FOR THE ATTENTION OF CONSUMERS RATHER THAN STICKING TO OUR B2B CORE

23 WE BOWED TO CONVENTIONAL WISDOM RATHER THAN THE CUSTOMER

24 WE WERE RELUCTANT TO HARNESS THE POWER OF OMNI-CHANNEL

25 We were afraid to let go of what worked in the past We battled for the attention of consumers rather than sticking to our B2B core We bowed to the conventional wisdom rather than the Customer WE LACKED ONE SOURCE OF TRUTH, COMMON TOOLS, LANGUAGE AND REPORTING

26 For years, we were doing the same thing and expecting a different result THE DEFINITION OF INSANITY 2011 2012 2013 2014 2015 2016 2017

EVOLVE DIE

28 Doubled-down on targeting Businesses and Omni-channel customers Concentrated on Demand Generation! Target message to target audience Empowered data Reignited eCommerce Encouraged a test and learn environment Shifted spend to digital WHAT CHANGED STARTING Q4 2017 Return on Marketing Investment Q1-Q3 2017 Q4 2017 % CHANGE $2.78 $3.11 +12% *Transformation * began!

29 to be a growth and acquisition engine and critical entry point for our brand Every week had positive sales, traffic and conversion for the first time in 2 years Every merchandising division had positive demand sales increase Now have 3rd fastest mobile site of top U.S. retailers* Growth in eComm means growth in Omni-customers *according to Google DEMAND GENERATION IS REVVED UP! An eComm customer is 6.5x more likely to shop Omni-Channel Online Traffic EVOLVING eCOMMERCE Q1 2018 Highlights 2017 2017 2018 Q1-Q3 Q4 Q1 -1.5% +18.4% +9.0% * *Transformation began!

30 Customer base stabilized at 28.6M since Q4 2017 Year-over-year trend improved since Q4 (2.5%) YOY to (1.6%) in Q1 2018 +90 bps improvement in YOY trend since Q4! STARTING TO SLOW THE CUSTOMER DECLINE 28.9 28.7 28.7 28.6 28.6 28.5 28.5 28.5 28.6 28.6 28.6 28.6 -2.6% -3.0% -2.9% -3.2% -3.1% -3.2% -3.1% -2.9% -2.5% -1.9% -1.6% -1.6% -3.5% -3.0% -2.5% -2.0% -1.5% -1.0% -0.5% 0.0% 25 26 26 27 27 28 28 29 29 30 Apr 2017 May 2017 Jun 2017 Jul 2017 Aug 2017 Sep 2017 Oct 2017 Nov 2017 Dec 2017 Jan 2018 Feb 2018 Mar 2018 Millions 12-MONTH ACTIVE CUSTOMERS YOY% CHG * *Transformation began!

14 31 OUR CUSTOMER SNAPSHOT 14% Business services REVENUE 28.6 Customers MILLION 450+ Omni-channel visits MILLION 99% Across the country AWARENESS 18+ Loyalty customers who spend 2X more than non-loyalty MILLION 44% Human touch PREFER 245,000+ Growing daily SUBSCRIPTIONS 91% eCOMM Customer satisfaction 81% RETAIL Customer satisfaction 60% B2B Omni-channel sales

32 Leverage our customer knowledge to better meet their needs OUR CUSTOMERS? NEEDS | OUR NORTH STAR Evolving: Gain deeper insights into our prime prospects Make our brand relevant and compelling today and tomorrow Utilize machine learning and AI to reach prime prospects more efficiently and effectively Deliver on the preference for human touch

33 While they are distinctive, they have similar characteristics WHO ARE OUR KEY PROSPECTS Passionate and serious about their work Work 50+ hours a week Time is the most valuable asset 70% purchase business services within first 6 months, 79% purchase the best service they can afford While most SMBs can find all the info they need online, they value the expert guidance of a trusted expert They are Omni-channel shoppers

34 Omni-customers exist in every size business and reflects their purchasing behavior We must greet our key prospects with one consistent, cohesive customer experience across all touch points Our messages, offers, in-store promotions need to be aligned to provide them with the information to make it easy for them to do business on their terms Omni-customers spend 2x more than online only customers and 3.6x more than retail only customers OUR OMNI-CUSTOMER Omni-Customer Growth YoY Q1-Q3 2017 Q4 2017 Q1 2018 +22% +24% +31% *Transformation * began!

35 DEFINING OUR CUSTOMERS 19% SEGMENT SIZE 27% SHARE OF SPEND MARKET MARKET MARKET 18% SEGMENT SIZE 26% SHARE OF SPEND 13% SEGMENT SIZE 28% SHARE OF SPEND Strategy: Grow and Cultivate Strategy: Grow and Cultivate Strategy: Acquire. Acquire. Acquire. The Digital Pragmatists The High Touch Quality Seekers Premium Pioneers Work in mid/large companies, high spenders, skews female, high income and still like to outsource business services Communicate online where they do most purchases Provide online, positive OD reviews as content Pain points: Need for IT services, marketing services, full service supplies and cutting edge business services High spenders, enjoy the full shopping experience and are Omni-channel Skews male and high income Concentrated in technology and telecommunications Pain points: Expert counsel and advice guiding them to make the right decision for them, IT and technology, and marketing products Highest spenders, skews male, high income, millennial, likely to work in manufacturing, financial, tech, retail Omni-channel and focus on social media and in-store Seek counsel and advice on business services Pain points: IT and technology, digital marketing services, office expansion and break room supplies

36 Managed Print Services Digital Transformation Infrastructure Modernization Technology Procurement Enterprise Mobility Technology Consulting IT Staffing Administrative Services Marketing Services Tech Services Workplace/Workspace Services CUSTOMER NEEDS 61% SAY GROWTH/SALES IS TOP PRIORITY (Marketing, Website, eMarketing) 24% PLAN TO SPEND MORE IN SERVICE CATEGORY (IT, Tech Support, Repair Service) Managed Workplace Services To galvanize our service offerings and stay ahead of our customers? evolving needs, we?re introducing a new brand

37 Workonomy Workonomy is: How technology meets humanity Where solutions converge in one place that?s reachable everywhere When we learn, share and grow together For all businesses, from startup to enterprise, to gain assistance This is the free-flowing exchange of products, services and ideas. Introducing

38 Evolving eCommerce to be a consistent growth and acquisition engine Empowering data/analytics and AI to deliver higher ROI and insights that drive results both front and back end Embracing Omni-channel/customer dynamics Creating one B2B services brand that elevates the importance of invaluable business services to all customers in addition to offering great products WITH CUSTOMERS AS OUR NORTH STAR WE WILL TRANSFORM STRENGTHEN DISRUPT

39 Building on the irrefutable gains made in the past two Quarters WE WILL CONTINUE TO BREAK GLASS AND CAPTURE DEMAND IN 2018 AND BEYOND!

40 Janet Schijns Merchandising & Services OPTIMIZING OUR SOLUTION TO DRIVE GROWTH

41 Create unique value by anticipating business customers needs and delivering the integrated, innovative solutions to grow and protect their business Delivering Customer Solutions via Integrated Product and Services Portfolio 1 Unique Models 2 3 4 5 6 7 8 INTEGRATED OFFERING VISION Service Offerings Roadmap Driving Value Creation Differentiating with Private Brands Increasing Insights and Efficiency Improving Customer Engagement through Diversified Platforms Earning the Right to Serve

42 Expand Business Services Administrative Services Technology Services Print & Digital Marketing Services Streamline & Strengthen Core Assortment Office Essentials Furniture Cleaning, Breakroom & Facilities Technology Products INTEGRATED PRODUCT AND SERVICES PORTFOLIO SMB Enterprise Consumer Public Sector Workplace/Workspace Services

SERVICE OFFERINGS
2017 AND ROADMAP

1H2017

Beginning State

- Basic Print Services
- Outsourced Tech Services
- Mail & Ship
- Product Protection Plans

2H2017

- Hired Top Tech Talent
- Leveraged CompuCom Services in SMB
- Fully Deployed Large Format Printers
- Introduced Packing Services

1H 2018

- Rolled Out New Capabilities
  - Subscription Platform
  - Device as a Service
  - IT as a Service
  - Device Managed Services
  - 3D Printing
- Autopay Experience on Self Service Copy & Print
- Optimized Tech Services Assortment
- Co-Working Test
- Nationwide Cell Phone Repair

2H 2018+

- Fully Integrated Business Services and Product offerings
- One stop shop for all Business Services
- Expanded Business Services offerings
  - Business & Health Insurance
  - Customer Service as a Service
  - Hiring Services
  - Business Coaching
  - Tax Services

Depot.Different!

43

44 Changing how we engage with partners Source from fewer, more intimate strategic vendors Focused on long-term mutual benefits o Predictable volumes with longer planning horizons o Shared responsibility for inventory efficiency o Increased vendor collaboration on developing differentiated customer solutions DRIVING VALUE CREATION Reducing total cost enables competitive everyday pricing Lowered price in many categories including CPD; aggressively testing others Executing negotiations through expanded direct procurement team Improved cost and payment terms with nearly 200 vendors already 3

45 Transforming to a solution driven approach to deliver unique CAPITALIZING ON EMERGING TRENDS value to our customers Active Workplace Localized CUSTOMER SOLUTIONS Assortment Maker Movement Collectables Collaborative Classroom Gaming Evolving Office Smart Home & Office

46 Our Brands deliver over one-third of our sales, a significantly higher contribution to margin and provide a platform for innovation DIFFERENTIATING WITH PRIVATE BRANDS Power Brands Differentiated, Innovative, Extensible National Brand Equivalents Support Margin on Mid-Tier Core Items Value Brands Support Margin on Opening Price Point Core Items Emerging Brands Pipeline Opportunities for Growth and Differentiated Assortment Statements Supplies Furniture Technology Cleaning & Breakroom Services 4

47 Style, Function and Powerful Value Experience the Extraordinary Engineered to Perform Uniquely You Personalization Design & Installation Creative Services 50% GROWTH 7% GROWTH 25% GROWTH DESIGNING EXCLUSIVE PRODUCTS WITH A STRONG FOCUS ON OUR CUSTOMERS

48 Business Tech Bundle ? Built For Business Device Managed Services Cyber Security Bundle Tech + Services Office Depot Voice Services We create value by combining differentiated offerings and easy purchase paths for our customers DELIVERING CUSTOMER SOLUTIONS VIA UNIQUE MODELS 5 Nations Largest Cell Phone Repair Provider

49 We offer customers easy methods for purchasing the products and services they need Simplify and Improve Customer Experience Product as a Subscription Automated Shopping Experiences Customer-Centric Subscription DELIVERING CUSTOMER SOLUTIONS VIA UNIQUE MODELS Ready. Set. Print Waiting in line is a thing of the past. Print here when you need it fast! 245K+ Subscriptions

50 EFFI CIENCY Improve speed and accuracy of item data and content Increase Sales, Margin and Inventory Efficiency by incorporating data-driven insights that guide retail space allocation, assortment and pricing optimization decisions Provide greater relevance by developing customer-centric assortment clustering I NSI GHTS Reduced our assortment by one-third, streamlining operations, improving inventory productivity and simplifying the shopping experience for our Omni-channel customer Accelerated speed to market for new products by 60% since Q1 2017 Increased sales for buy on-line and pick-up in store INCREASING INSIGHTS AND EFFICIENCY Implementing new data management system, new artificial intelligence and machine learning based applications for assortment management, space allocation, pricing, and supply chain 6

51 A competitive advantage is our ability to serve customers of all sizes through our Omni-channel model Extending reach by adding value-added- resellers, online marketplaces, non-competitive retail partnerships, and wholesaling routes to market EXPANDING THE PLATFORM IMPROVING CUSTOMER ENGAGEMENT THROUGH DIVERSIFIED PLATFORMS Healthcare Education Indirect Channel Marketplace Industry Verticals 7

52 8 EARNING THE RIGHT TO SERVE RIGHT SERVICES RIGHT PRODUCTS EXPANDED CAPABILITIES EXPANDED MARKET ROUTES &gt;14% REVENUE AND GROWING AUTOMATION AND CERTIFICATION 5K+ AGENTS INDIRECT CHANNEL AND MARKETPLACE 60% SPEED TO MARKET IMPROVEMENT

53 BREAK

54 Steve Calkins Business Solutions Division FOCUSING ON THE CORE: WINNING IN BSD

55 eCommerce traffic up 9% in Q1 Increased personalization and digital marketing driving growth in eCommerce Consultative sales approach Customized pricing and product assortment 98.5% of the US population covered next day through 50+ Distribution Centers & Ship from Store. Same day service through Buy Online Pick up in Store and Same Day Delivery in select markets THE OMNI-CHANNEL ADVANTAGE

56 $0—$10K eCommerce $10K—$75K Field / Inside Sales Emerging $ 75K—$1M Field Sales Strategic $1M + Field Sales Public All Revenues Field Sales Revenue Bands Primary Touch Point Inside Sales Coverage Support SMB PUTTING THE CUSTOMER FIRST

57 SUCCESS IN KEY CUSTOMER VERTICALS Dedicated field resources with industry expertise Curated assortment Strategic cooperative partnerships Fertile ground for adjacency, services, and new customer acquisition Penetration across customer segments, from SMB to Fortune 100 Clients represent many of the largest entities in their field EDUCATION HEALTHCARE FINANCIAL HOSPITALITY

58 Large hospitality cooperative Awarded in 2013 and recently renewed for 5 years Double digit growth every year Adjacency penetration up 900 bps since inception Approximately 10,000 ship-to locations with next-day delivery $30M $0M $10M $20M $50M $40M 2014 2015 2016 2017 2018 Projection HOSPITALITY CUSTOMER CASE STUDY 26% CAGR $37M $30M $19M $26M $47M

59 Cleaning & Breakroom Copy & Print Furniture Technology GROWING BEYOND JUST OFFICE PRODUCTS 64% 36% Adjacencies Office Products

60 CLEANING AND BREAKROOM $26 billion & growing fragmented industry Low penetration in existing customer base Establishing Office Depot as a destination for facilities supplies Launched our national stocking model—Ready to Ship Expect double digit growth in 2018

61 VIDEO PLACEHOLDER

62 Hundreds of cross-selling opportunities Several large wins awarded in Q1 Expands internal capabilities to provide IT services Broader technology offering Complementary capabilities Strengthens partnerships with business customers COMPUCOM PARTNERSHIP ADVANTAGE

63 -6% -4% -3%* +1% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 2017 Q2 2017 Q3 2017 Q4 2018 Q1 Three consecutive quarters of improving YOY trends* First Positive quarter since OfficeMax acquisition *Excludes 53rd week impact MEASURING SUCCESS

64 Dan Stone CompuCom CAPTURING THE TECHNOLOGY OPPORTUNITY SERVICES

65 VIDEO PLACEHOLDER

66

67 INDUSTRY LEADING WHITE GLOVE SERVICE We modernize through automation and when necessary resolve complex issues with 6,000 certified employee technicians EXPERIENCE Over 30 years of experience partnering with diverse businesses across multiple industries TECHNOLOGY INDEPENDENT Multi-vendor procurement & single source for end-to-end life cycle services END USER INNOVATION Leading with innovation to continue to drive out costs and delight our end users WHY COMPUCOM

68 COMPUCOM DIGITAL WORKPLACE SERVICES

69 Enterprise Digital-related services and automation present strong market opportunities, CompuCom is the #2 provider in Managed Workplace Services in North America by revenue. SMB Outlook** By 2020, 50% of end-user outsourcing deals will be centered in digital workplace transformation 39% of SMB plan to increase spending on IT services 69% of SMB hire IT services provider *Per Gartner ITS_ServiceLine_Forecast 2018Q1: North American segments for IaaS (print servers only), Data Center Services (DCO & Utility only), Service Desk Outsourcing, Network, and MWS; no Apps, implementation services or consulting included here) **Per Gartner CompuCom?s Service Areas*—North American Market $55B in 2018 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 Cloud Print Services Data Center Outsourcing Infrastructure Utility Services Service Desk Outsourcing Enterprise Network Outsourcing Desktop (managed workplace services) Mobile (managed workplace services) North American IT Outsourcing Market Opportunity ($m) Technology is the Office Supply of the Future THE NORTH AMERICAN IT OUTSOURCING OPPORTUNITY

70 COMPETITIVE STRENGTH 2018 Leader Gartner Magic Quadrant Managed Workplace Services, North America 15 Years in a row Of formal Industry Recognition CompuCom received the Highest Score for End User Device a key Gartner use case for Managed Workplace Services

71 COMPUCOM & OFFICE DEPOT AN OMNI-CHANNEL PLATFORM We bring award winning enterprise level managed technology services to 5.9M SMB within 3 miles of ~1,400 ODP stores Uniquely positioned to lead in the SMB market with support from ODP distribution channels, national footprint and BSD salesforce Positioned to service customers of all sizes and grow with SMBs as their businesses and needs evolve

72 OFFICE DEPOT WITH COMPUCOM WILL ENHANCE ITS TECH SERVICES CAPABILITIES

73 Device Managed Services—SMB with &lt; 20 employees IT as a Service—SMB with &gt; 20 employees NEW COMPUCOM DRIVEN OMNI-CHANNEL OFFERINGS

[AND IT IS ALREADY BEGINNING TO PAY OFF IN THE SMB...]

NEW BUSINESS - SELF STORAGE FACILITIES - $22K Monthly Recurring Revenue

QUICK STATS

Business: Self Storage Facilities

 # Locations: 181

Revenue: $22K MRR

Close Date: April, 2018

Sell Cycle: 30 days

Services:

- Firewall as a Service (FaaS)
- 1 User ITaaS support per location

ABOUT THE DEAL

The customer was conducting a web search for firewalls and found the CompuCom website. Discovery team determined SMB opportunity for Firewall as a service.

WHY THIS IS SIGNIFICANT

1. **New Offering:** This offering is part of a new catalog of service bundles that the combined CompuCom & Office Depot teams built together.
2. **Size:** This is the second largest transaction completed for the SMB market.
3. **Speed:** While not typical, from initial contact to signed agreed in exactly 30 days.
4. **Remote Sales:** This transaction was done without any on-site sales meetings. All selling activity occurred over the phone, WebEx and email.

Depot.Different!

74

75 Business: IT Maintenance for data center & network equipment # Locations: 100+ Revenue: $42K MRR Close Date: February, 2018 Sell Cycle: 1 Year Services: Device as a Service (DaaS) 650 Laptops deployed over 4 months QUICK STATS 1. New Offering: This offering is part of a larger strategy developed to move as many of our traditional hardware sales to ?as-a-Service? models. 2. Size: This is the largest transaction completed for the SMB market (2.5M Total Contract value). Likely to double over 12-18 months. 3. Duration: 5 year transaction internally funded; no leasing company to support the finances. 4. Sticky: Because we maintain title to the equipment, difficult for the customer to walk away WHY THIS IS SIGNIFICANT Moving from BYOD to client owned devices. SMB Tech Services team worked side by side with the customer to determine the most cost effective strategy which was DaaS ABOUT THE DEAL AND IT IS ALREADY BEGINNING TO PAY OFF IN THE SMB NEW BUSINESS ? IT Maintenance Company- $42K Monthly Recurring Revenue

76 AND IT IS ALREADY BEGINNING TO PAY OFF IN THE ENTERPRISE INSERT SPARTANBURG SCHOOL VIDEO

77 Grow the core Enterprise business and penetrating significant SMB market opportunity Boost subscription-based revenue Build a sticky recurring Managed Services Provider revenue model that we drive through a nationwide variable comp sales organization Expand into retail footprint of ~1,400 stores to reach more customers locally Continue to innovate in the marketplace across all business sizes and our key verticals: Digital Lockers & Vending Device as a Service Self Healing Branch Digital Building & Digital Automation Design Thinking Self Healing Store ROADMAP TO GROWTH

78 We are working together and cross selling services and products with our enterprise customers We are scaling the tech services to offerings relevant to SMBs We are developing new service offerings to address the unique needs of SMBs We are deploying our plan for how we leverage the ~1,400 ODP Locations

79 Kevin Moffitt Retail TRANSFORMING THE RETAIL EXPERIENCE RETAIL?S PATH TO GROWTH

80 Empowering our team to Revolutionize Retail One client relationship at a time OUR VISION

81 OUR HISTORICAL CHALLENGE OMX merger led to closing unprofitable & overlapping stores, boosting operating income and comp sales However, the effect isn?t sustainable as both operating income and comp sales have declined the past two years Since the merger, ODP closed 500+ stores and lost $1.5B in retail sales

82 REBUILDING THE BASICS TRAFFIC CONVERSION VISITS & CUSTOMER FILE SIZE DECLINING EACH YEAR ORDER SIZE x LESS THAN 2/3 OF x VISITORS MAKE A PURCHASE 45% OF BUYERS PURCHASE A SINGLE ITEM IMPROVING ALL THREE METRICS WILL DRIVE SIGNIFICANT RETAIL GROWTH

83 SELLING CULTURE Store managers empowered to innovate and share ideas, driving conversion improvement of over 130 bps in Q1 Field incentives changed to drive sales, profit, services, and customer satisfaction

84 OPERATIONAL EXCELLENCE SELLING CULTURE CUSTOMER & COMMUNITY FOCUS PIVOTING TO SOLUTIONS RE-IMAGINING OUR SPACE TEST & LEARN PLATFORM Cross-functional team dedicated to reducing operational overhead by 50% Over $20M in labor savings will be reinvested in sales & service to drive improvements in conversion and average order size OPERATIONAL EXCELLENCE

85 Refocusing marketing efforts on valuable business and omni-channel customers Improving traffic trends through localized demand generation, community outreach and special networking events CUSTOMER & COMMUNITY FOCUS

86 OMNI-CHANNEL ADVANTAGE Digital + physical capabilities combine to drive omni-channel growth and competitive differentiation as store pickup customers increased 33% in Q1 ODP has ship-from-store capabilities in all locations, same day delivery in select markets, and is piloting store lockers with CompuCom

87 PIVOTING TO SOLUTIONS ODP now offers a full suite of business services & solutions, including print & marketing, workspace design, administrative services, and tech services powered by CompuCom Over 175k subscriptions have been generated in retail, and tech services attach rate increased from 19% to 31%

88 Expanded services kiosks, LED lighting, customer wifi and updated visual merchandising combine to elevate the in-store customer experience UPDATING THE EXPERIENCE

89 TEST & PILOT We are leveraging strategic markets such as Austin, Silicon Valley and South Florida to rapidly test and pilot new concepts, including store layouts, staffing models, assortment, co-working, and localized marketing campaigns

90 VIDEO PLACEHOLDER

91 Passionate associates Increased traffic, conversion & order size Innovative assortment of products & services Improved omni-channel experience Engaged customers THE PATH TO GROWTH

92 BREAK

93 Joe Lower Finance SUSTAINABLE GROWTH & CASH GENERATION STRONG

94 ? Unique Omni-channel strategy enabling service led growth ? Aggressive demand generation ? Merchandising for profitable growth ? BSD growing via eCommerce, adjacencies & customer acquisition ? Leveraging CompuCom to accelerate technology-based services ? Retail creating new experience and re-leveraging the extensive footprint OFFICE DEPOT BUSINESS DRIVERS GENERATING SUSTAINABLE PROFITABLE GROWTH AND SIGNIFICANT CASH FLOW

95 Services 7% Services 14% Services ~20% Retail B2B (BSD & CompuCom) 2017 Q1 2018 Q1 2020E 51% 49% 44% 56% &lt;40% &gt;60% MOVING INTO HIGHER MARGIN, DEFENDABLE SERVICES *NOTE: Does not include additional B2B sales that are captured in Retail. RETAIL B2B RETAIL B2B RETAIL B2B TRANSFORMATION TO B2B AND SERVICES

96 MARGIN IMPROVEMENT CASH FLOW GENERATION COGS initiatives Administrative efficiencies Shift to services Reversing sales de-leveraging IMPROVING MARGINS AND ENHANCING CASH FLOW DRIVING PROFITABILITY AND CASH GENERATION Inventory management Payment terms Collection process Tax strategies

CASH GENERATION

	Outlook 2018	Outlook 2019 & 2020
Cash Flow from Operations	~$525 M	~$500 M
Capital Expenditures	(~$175 M)	(~$150 M)
Free Cash Flow [(1)]	~$350 M	~$350 M
Sale of Discontinued Operations	~$100 M	
Cash Generation to Deploy	~$450 M	~$350 M

SIGNIFICANT CASH TO FUND OPERATIONS & RETURN CAPITAL

(1) Free Cash Flow is defined throughout this presentation as operating cash flow from continuing operations less capital expenditures.

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98 AMPLE LIQUIDITY TO FUND OPERATIONS, FUEL GROWTH & RETURN CAPITAL Cash Balance Q1 at 2018 $737M ~$900M ~$450M SUBSTANTIAL LIQUIDITY ABL Availability 2018 Cash Generation Outlook

[CAPITAL ALLOCATION PRIORITIES]

	Outlook 2018	Outlook 2019 & 2020
Cash Generation to Deploy	~$450 M	~$350 M
Mandatory Debt Repayments*	(~$75 M)	(~$75 M)
Shareholder Dividends*	(~$58 M)	(~$58 M)
Remaining Cash Available to Deploy	~$315 M	~$215 M

*Future shareholder dividends are expected. Current Term Loan agreement governs debt repayment, dividend and share repurchase ability

BALANCED CAPITAL DEPLOYMENT STRATEGY

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Q1 HIGHLIGHTS

Q1 2018 Results	
Sales	$2.8 B
Operating Income	$77 M
Adjusted Operating Income[(1)]	$93 M
FCF [(2)]	$170 M

- Revenue growth of 6% YoY
  - CompuCom acquisition
  - BSD +1% YoY
  - Retail comparable sales -4% YoY
- Adjusted operating income above expectations on core strength
- Exceptional FCF based upon successful working capital initiatives
- Raising outlook on strong Q1 performance and positive trends

STRONG Q1 REFLECTS FOCUS ON BUSINESS DRIVERS

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(1) Non-GAAP number. A reconciliation from GAAP to Non-GAAP can be found at investor.officedepot.com
(2) Free Cash Flow is defined throughout this presentation as operating cash flow from continuing operations less capital expenditures.

100

[2018 OUTLOOK*]

	2018 Outlook at Q4 2017	Change at Q1 2018	Current 2018 Outlook
Sales: YoY Growth	~$10.6 B +3.5%	+$200 M	~$10.8 B +5.5%
Adjusted Operating Income*	~$350 M	+$10 M	~$360 M
Free Cash Flow	~$325 M	+$25 M	~$350 M

* The Company's outlook for 2018 included in this presentation is for continuing operations only and includes non-GAAP measures, such as adjusted operating income, which excludes charges or credits not indicative of core operations, which may include but not be limited to merger integration expenses, restructuring charges, acquisition-related costs, executive transition costs, asset impairments and other significant items that currently cannot be predicted. The exact amount of these charges or credits are not currently determinable, but may be significant. Accordingly, the Company is unable to provide equivalent reconciliations from GAAP to non-GAAP for these financial measures.

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[OUTLOOK FOR 2019 AND 2020*]

	2018 Outlook	2019 & 2020 Outlook
Sales	~$10.8 B	0% to 2% CAGR
Services (as % of total sales)	~15%	~20%
Adjusted Operating Income*	~$360 M	3% to 5% CAGR
Free Cash Flow	~$350 M	~$350 M

IMPROVING PERFORMANCE WITH POSITIVE OUTLOOK

* The Company's outlook for 2018, 2019 & 2020 included in this presentation is for continuing operations only and includes non-GAAP measures, such as adjusted operating income, which excludes charges or credits not indicative of core operations, which may include but not be limited to merger integration expenses, restructuring charges, acquisition-related costs, executive transition costs, asset impairments and other significant items that currently cannot be predicted. The exact amount of these charges or credits are not currently determinable, but may be significant. Accordingly, the Company is unable to provide equivalent reconciliations from GAAP to non-GAAP for these financial measures.

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103 ? Generating demand to improve business trajectory ? Transforming to higher margin, defendable businesses ? Significant liquidity and strong cash generation engine ? Adequate capital to fund growth and return to stakeholders (debt & equity) ? Improving performance with positive long-term outlook KEY TAKEAWAYS

104 WHERE WE GO FROM HERE Gerry Smith CEO

[THE NEW ODP: BRINGING THE VISION TO LIFE AND LOOKING TO THE FUTURE]

Unique Omni-Channel Platform	60% B2B Revenues Stable and Growing (BSD and CompuCom)	Revitalizing Retail	Targeting ~20% Services Revenue by 2020	Continue to Grow the Customer Base

Maintain Focus on Expense Management	Compelling Opportunity with CompuCom in Underserved SMB Market	Energized, Experienced Leadership Team	Clear Path to Sustainable, Profitable Growth with Strong Free Cash Flow

LEVERAGE THE CUSTOMER BASE, THE MARKETPLACE & BUSINESS SERVICES PLATFORM

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105

106 Q & A SESSION